UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 10, 2005

                       (Date of earliest event reported):


                             INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      0-22196             13-3475943
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
         incorporation)                                    Identification No.)


           Three University Plaza                                07601
            Hackensack, NJ 07601                              (Zip Code)
  (Address of principal executive offices)


                          (201) 488-1200 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 10, 2005, Innodata Isogen, Inc. issued a press release announcing its third quarter 2005 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.
           ---------------------------------
99.1       Press release dated November 10, 2005.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                      INNODATA ISOGEN, INC.



Date:  November 10, 2005                 By:
                                             /s/ Stephen Agress
                                             ----------------------------------

                                              Stephen Agress
                                              Vice President, Finance

                                INDEX TO EXHIBITS


    Exhibit No.           Description
    ------------          ----------------------------------------------
         99.1             Press Release of Innodata Isogen, Inc., dated
                          November 10, 2005, reporting third quarter 2005 financial results.